                                                                      Exhibit 99

B02LPRO - Price/Yield - 2A3

Balance           $65,022,000.00    Delay           24
Coupon            4.121             Dated           12/01/2002
Settle            12/19/2002        First Payment   01/25/2003



Price                  RAMP 1          RAMP 2
                        Yield           Yield
    99.3749             4.276           4.267
    99.4374             4.255           4.247
    99.4999             4.234           4.227
    99.5624             4.212           4.208
    99.6249             4.191           4.188
    99.6874             4.170           4.168
    99.7499             4.148           4.149
    99.8124             4.127           4.129
    99.8749             4.106           4.110
    99.9374             4.084           4.090
    99.9999             4.063           4.071
   100.0624             4.042           4.051
   100.1249             4.021           4.032
   100.1874             4.000           4.012
   100.2499             3.978           3.993
   100.3124             3.957           3.973
   100.3749             3.936           3.954
   100.4374             3.915           3.934
   100.4999             3.894           3.915
   100.5624             3.873           3.896
   100.6249             3.852           3.876

WAL                     3.241           3.535
Mod Durn                2.939           3.194
Principal Window     Jan03 - Nov07   Jan03 - Nov07

LIBOR_1YR                1.66            1.66

------------------------
          RAMP 1  RAMP 2
------------------------
PERIOD     CPR     CPR
 1 - 12     9       6
13 - 24     17      13
25 - 53     22      18
53 - 58     50      40
  59       100     100
------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B02LPRO - Price/Yield - 2A3

Balance              $65,022,000.00     Delay              24
Coupon               4.121              Dated              12/01/2002
Settle               12/19/2002         First Payment      01/25/2003

Price               15 CPR To Roll     20 CPR To Roll     22 CPR To Roll   25 CPR To Roll   35 CPR To Roll   45 CPR To Roll
                      Yield              Yield              Yield             Yield              Yield              Yield
       99.3749        4.275              4.290              4.297             4.307              4.348              4.399
       99.4374        4.254              4.267              4.272             4.280              4.314              4.355
       99.4999        4.233              4.243              4.247             4.254              4.280              4.312
       99.5624        4.212              4.219              4.222             4.227              4.245              4.269
       99.6249        4.191              4.195              4.197             4.200              4.211              4.226
       99.6874        4.169              4.171              4.172             4.173              4.177              4.183
       99.7499        4.148              4.147              4.147             4.146              4.143              4.140
       99.8124        4.127              4.123              4.122             4.119              4.109              4.097
       99.8749        4.106              4.100              4.097             4.092              4.075              4.054
       99.9374        4.085              4.076              4.072             4.066              4.041              4.011
       99.9999        4.064              4.052              4.047             4.039              4.008              3.968
      100.0624        4.043              4.028              4.022             4.012              3.974              3.925
      100.1249        4.022              4.005              3.997             3.986              3.940              3.883
      100.1874        4.001              3.981              3.973             3.959              3.906              3.840
      100.2499        3.980              3.958              3.948             3.932              3.873              3.797
      100.3124        3.959              3.934              3.923             3.906              3.839              3.755
      100.3749        3.938              3.910              3.898             3.879              3.805              3.712
      100.4374        3.917              3.887              3.874             3.853              3.772              3.670
      100.4999        3.896              3.863              3.849             3.826              3.738              3.627
      100.5624        3.875              3.840              3.824             3.800              3.705              3.585
      100.6249        3.854              3.816              3.800             3.773              3.671              3.543

WAL                   3.277              2.896              2.757             2.559              1.998              1.563
Mod Durn              2.961              2.630              2.509             2.336              1.843              1.457
Principal Window   Jan03 - Nov07      Jan03 - Nov07      Jan03 - Nov07     Jan03 - Nov07      Jan03 - Nov07      Jan03 - Nov07

LIBOR_1YR              1.66               1.66               1.66              1.66               1.66               1.66

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B02LMKT - Price/Yield - 2A2

Balance              $142,575,000.00      Delay                 24
Coupon               4.76                 Dated                 12/01/2002
Settle               12/19/2002           First Payment         01/25/2003

Price                    5 CPR To Roll        15 CPR To Roll        20 CPR To Roll        25 CPR To Roll        30 CPR To Roll
                             Yield                Yield                 Yield                 Yield                  Yield
100-12.00                    4.621                4.571                 4.541                 4.508                  4.470
100-14.00                    4.604                4.550                 4.517                 4.481                  4.440
100-16.00                    4.587                4.528                 4.493                 4.454                  4.410
100-18.00                    4.571                4.507                 4.470                 4.427                  4.380
100-20.00                    4.554                4.486                 4.446                 4.401                  4.350
100-22.00                    4.537                4.465                 4.422                 4.374                  4.320
100-24.00                    4.520                4.444                 4.398                 4.347                  4.290
100-26.00                    4.504                4.422                 4.374                 4.320                  4.260
100-28.00                    4.487                4.401                 4.351                 4.294                  4.230
100-30.00                    4.470                4.380                 4.327                 4.267                  4.200
101-00.00                    4.454                4.359                 4.303                 4.241                  4.170
101-02.00                    4.437                4.338                 4.280                 4.214                  4.140
101-04.00                    4.420                4.317                 4.256                 4.187                  4.110
101-06.00                    4.404                4.296                 4.232                 4.161                  4.080
101-08.00                    4.387                4.275                 4.209                 4.134                  4.050
101-10.00                    4.371                4.254                 4.185                 4.108                  4.021
101-12.00                    4.354                4.233                 4.162                 4.081                  3.991
101-14.00                    4.337                4.212                 4.138                 4.055                  3.961
101-16.00                    4.321                4.191                 4.115                 4.029                  3.932
101-18.00                    4.304                4.170                 4.091                 4.002                  3.902
101-20.00                    4.288                4.150                 4.068                 3.976                  3.872

WAL                          4.204                3.277                 2.896                 2.559                  2.261
Mod Durn                     3.709                2.931                 2.608                 2.321                  2.065
Principal Window         Jan03 - Nov07        Jan03 - Nov07         Jan03 - Nov07         Jan03 - Nov07          Jan03 - Nov07

LIBOR_1YR                    1.66                  1.66                  1.66                  1.66                  1.66

                            35 CPR To Roll        40 CPR To Roll        50 CPR To Roll         60 CPR To Roll       70 CPR To Roll
                                Yield                 Yield                  Yield                 Yield                Yield
100-12.00                       4.428                 4.381                  4.269                 4.127                3.945
100-14.00                       4.395                 4.343                  4.221                 4.067                3.868
100-16.00                       4.361                 4.305                  4.173                 4.006                3.791
100-18.00                       4.327                 4.267                  4.125                 3.945                3.714
100-20.00                       4.293                 4.229                  4.077                 3.885                3.637
100-22.00                       4.259                 4.191                  4.029                 3.824                3.561
100-24.00                       4.225                 4.153                  3.981                 3.764                3.484
100-26.00                       4.192                 4.115                  3.933                 3.703                3.408
100-28.00                       4.158                 4.077                  3.885                 3.643                3.331
100-30.00                       4.124                 4.039                  3.838                 3.583                3.255
101-00.00                       4.091                 4.002                  3.790                 3.523                3.179
101-02.00                       4.057                 3.964                  3.743                 3.463                3.103
101-04.00                       4.023                 3.926                  3.695                 3.403                3.027
101-06.00                       3.990                 3.889                  3.648                 3.343                2.952
101-08.00                       3.956                 3.851                  3.600                 3.283                2.876
101-10.00                       3.923                 3.814                  3.553                 3.224                2.800
101-12.00                       3.890                 3.776                  3.506                 3.164                2.725
101-14.00                       3.856                 3.739                  3.459                 3.104                2.650
101-16.00                       3.823                 3.701                  3.411                 3.045                2.574
101-18.00                       3.790                 3.664                  3.364                 2.986                2.499
101-20.00                       3.757                 3.627                  3.317                 2.926                2.424

WAL                             1.998                 1.766                  1.381                 1.081                0.844
Mod Durn                        1.838                 1.636                  1.297                 1.028                0.812
Principal Window            Jan03 - Nov07         Jan03 - Nov07          Jan03 - Nov07         Jan03 - Nov07        Jan03 - Nov07

LIBOR_1YR                        1.66                  1.66                  1.66                   1.66                 1.66

100-12.00              4.621      4.571       4.541       4.508       4.47       4.428      4.381       4.269      4.127      3.945
100-14.00              4.604       4.55       4.517       4.481       4.44       4.395      4.343       4.221      4.067      3.868
100-16.00              4.587      4.528       4.493       4.454       4.41       4.361      4.305       4.173      4.006      3.791
100-18.00              4.571      4.507        4.47       4.427       4.38       4.327      4.267       4.125      3.945      3.714
100-20.00              4.554      4.486       4.446       4.401       4.35       4.293      4.229       4.077      3.885      3.637
100-22.00              4.537      4.465       4.422       4.374       4.32       4.259      4.191       4.029      3.824      3.561
100-24.00               4.52      4.444       4.398       4.347       4.29       4.225      4.153       3.981      3.764      3.484
100-26.00              4.504      4.422       4.374        4.32       4.26       4.192      4.115       3.933      3.703      3.408
100-28.00              4.487      4.401       4.351       4.294       4.23       4.158      4.077       3.885      3.643      3.331
100-30.00               4.47       4.38       4.327       4.267        4.2       4.124      4.039       3.838      3.583      3.255
101-00.00              4.454      4.359       4.303       4.241       4.17       4.091      4.002        3.79      3.523      3.179
101-02.00              4.437      4.338        4.28       4.214       4.14       4.057      3.964       3.743      3.463      3.103
101-04.00               4.42      4.317       4.256       4.187       4.11       4.023      3.926       3.695      3.403      3.027
101-06.00              4.404      4.296       4.232       4.161       4.08        3.99      3.889       3.648      3.343      2.952
101-08.00              4.387      4.275       4.209       4.134       4.05       3.956      3.851         3.6      3.283      2.876
101-10.00              4.371      4.254       4.185       4.108      4.021       3.923      3.814       3.553      3.224        2.8
101-12.00              4.354      4.233       4.162       4.081      3.991        3.89      3.776       3.506      3.164      2.725
101-14.00              4.337      4.212       4.138       4.055      3.961       3.856      3.739       3.459      3.104       2.65
101-16.00              4.321      4.191       4.115       4.029      3.932       3.823      3.701       3.411      3.045      2.574
101-18.00              4.304       4.17       4.091       4.002      3.902        3.79      3.664       3.364      2.986      2.499
101-20.00              4.288       4.15       4.068       3.976      3.872       3.757      3.627       3.317      2.926      2.424

WAL                    4.204      3.277       2.896       2.559      2.261       1.998      1.766       1.381      1.081      0.844
Mod Durn               3.709      2.931       2.608       2.321      2.065       1.838      1.636       1.297      1.028      0.812
Principal Window

LIBOR_1YR

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B02LMKT - Price/Yield - 2A2

Balance              $142,567,000.00   Delay             24
Coupon               4.77              Dated             12/01/2002
Settle               12/19/2002        First Payment     01/25/2003

Price               25 CPR To Roll     50 CPR To Roll    60 CPR To Roll    70 CPR To Roll   80 CPR To Roll
                         Yield             Yield             Yield             Yield            Yield
100-12.00                4.518             4.279             4.137             3.955            3.700
100-14.00                4.491             4.231             4.076             3.877            3.600
100-16.00                4.464             4.182             4.015             3.800            3.501
100-18.00                4.437             4.134             3.955             3.723            3.401
100-20.00                4.410             4.086             3.894             3.647            3.302
100-22.00                4.384             4.038             3.833             3.570            3.202
100-24.00                4.357             3.991             3.773             3.493            3.103
100-26.00                4.330             3.943             3.713             3.417            3.004
100-28.00                4.304             3.895             3.652             3.341            2.906
100-30.00                4.277             3.847             3.592             3.264            2.807
101-00.00                4.250             3.800             3.532             3.188            2.709
101-02.00                4.224             3.752             3.472             3.112            2.610
101-04.00                4.197             3.705             3.412             3.036            2.512
101-06.00                4.171             3.657             3.352             2.961            2.414
101-08.00                4.144             3.610             3.293             2.885            2.317
101-10.00                4.118             3.562             3.233             2.810            2.219
101-12.00                4.091             3.515             3.173             2.734            2.121
101-14.00                4.065             3.468             3.114             2.659            2.024
101-16.00                4.038             3.421             3.054             2.584            1.927
101-18.00                4.012             3.374             2.995             2.509            1.830
101-20.00                3.986             3.327             2.936             2.434            1.733

WAL                      2.559             1.381             1.081             0.844            0.645
Mod Durn                 2.320             1.297             1.028             0.812            0.628
Principal Window     Jan03 - Nov07     Jan03 - Nov07     Jan03 - Nov07     Jan03 - Nov07    Jan03 - Nov07

LIBOR_1YR                1.66               1.66              1.66              1.66             1.66

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B02LMKT - Price/Yield - 2A1

Balance              $142,533,000.00      Delay                 24
Coupon               4.11                 Dated                 12/01/2002
Settle               12/19/2002           First Payment         01/25/2003

Price                5 CPR To Roll      15 CPR To Roll      20 CPR To Roll     25 CPR To Roll     30 CPR To Roll     35 CPR To Roll
                         Yield              Yield               Yield              Yield              Yield              Yield
99-12.00                 4.239              4.264               4.280              4.296              4.316              4.337
99-14.00                 4.222              4.243               4.256              4.269              4.285              4.303
99-16.00                 4.206              4.222               4.232              4.243              4.255              4.269
99-18.00                 4.189              4.201               4.208              4.216              4.225              4.235
99-20.00                 4.172              4.180               4.184              4.189              4.194              4.200
99-22.00                 4.156              4.158               4.160              4.162              4.164              4.166
99-24.00                 4.139              4.137               4.136              4.135              4.134              4.132
99-26.00                 4.122              4.116               4.112              4.108              4.104              4.098
99-28.00                 4.106              4.095               4.089              4.082              4.074              4.064
99-30.00                 4.089              4.074               4.065              4.055              4.043              4.031
100-00.00                4.073              4.053               4.041              4.028              4.013              3.997
100-02.00                4.056              4.032               4.018              4.001              3.983              3.963
100-04.00                4.039              4.011               3.994              3.975              3.953              3.929
100-06.00                4.023              3.990               3.970              3.948              3.923              3.895
100-08.00                4.006              3.969               3.947              3.922              3.893              3.862
100-10.00                3.990              3.948               3.923              3.895              3.863              3.828
100-12.00                3.973              3.927               3.899              3.869              3.834              3.794
100-14.00                3.957              3.906               3.876              3.842              3.804              3.761
100-16.00                3.940              3.885               3.852              3.816              3.774              3.727
100-18.00                3.924              3.864               3.829              3.789              3.744              3.694
100-20.00                3.907              3.843               3.805              3.763              3.714              3.660

WAL                      4.204              3.277               2.896              2.559              2.261              1.998
Mod Durn                 3.762              2.962               2.631              2.337              2.075              1.844
Principal Window     Jan03 - Nov07      Jan03 - Nov07       Jan03 - Nov07      Jan03 - Nov07      Jan03 - Nov07      Jan03 - Nov07

LIBOR_1YR                1.66               1.66                1.66               1.66               1.66               1.66

Price                40 CPR To Roll     50 CPR To Roll      60 CPR To Roll     70 CPR To Roll     80 CPR To Roll
                         Yield              Yield               Yield               Yield              Yield
99-12.00                 4.361              4.419               4.491               4.585              4.716
99-14.00                 4.323              4.370               4.430               4.506              4.614
99-16.00                 4.284              4.321               4.368               4.428              4.512
99-18.00                 4.246              4.272               4.306               4.350              4.410
99-20.00                 4.207              4.224               4.245               4.272              4.309
99-22.00                 4.169              4.175               4.183               4.194              4.208
99-24.00                 4.131              4.127               4.122               4.116              4.107
99-26.00                 4.093              4.078               4.061               4.038              4.006
99-28.00                 4.054              4.030               4.000               3.960              3.905
99-30.00                 4.016              3.982               3.938               3.883              3.805
100-00.00                3.978              3.934               3.877               3.805              3.704
100-02.00                3.940              3.886               3.817               3.728              3.604
100-04.00                3.902              3.837               3.756               3.651              3.504
100-06.00                3.864              3.789               3.695               3.574              3.404
100-08.00                3.826              3.742               3.634               3.497              3.304
100-10.00                3.788              3.694               3.574               3.420              3.205
100-12.00                3.751              3.646               3.513               3.343              3.105
100-14.00                3.713              3.598               3.453               3.266              3.006
100-16.00                3.675              3.550               3.393               3.190              2.907
100-18.00                3.637              3.503               3.332               3.113              2.808
100-20.00                3.600              3.455               3.272               3.037              2.709

WAL                      1.766              1.381               1.081               0.844              0.645
Mod Durn                 1.639              1.295               1.023               0.806              0.622
Principal Window     Jan03 - Nov07      Jan03 - Nov07       Jan03 - Nov07       Jan03 - Nov07     Jan03 - Nov07

LIBOR_1YR                1.66               1.66                1.66                1.66              1.66

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

B02LPRO - Price/Yield - 1A2

Balance         $80,000,000.00       Delay                 24
Coupon          4.333                Dated                 12/01/2002
Settle          12/19/2002           First Payment         01/25/2003

Price               12 CPR To Roll     15 CPR To Roll    20 CPR To Roll     25 CPR To Roll     30 CPR To Roll     35 CPR To Roll
                         Yield             Yield             Yield              Yield              Yield              Yield
        100.4114         4.052             4.038             4.011              3.982              3.950              3.914
        100.4739         4.023             4.008             3.979              3.948              3.913              3.874
        100.5364         3.995             3.978             3.947              3.913              3.875              3.833
        100.5989         3.967             3.948             3.915              3.879              3.838              3.793
        100.6614         3.938             3.919             3.883              3.844              3.801              3.752
        100.7239         3.910             3.889             3.852              3.810              3.763              3.712
        100.7864         3.882             3.860             3.820              3.775              3.726              3.672
        100.8489         3.853             3.830             3.788              3.741              3.689              3.631
        100.9114         3.825             3.800             3.756              3.707              3.652              3.591
        100.9739         3.797             3.771             3.724              3.672              3.615              3.551
        101.0364         3.769             3.741             3.692              3.638              3.578              3.510
        101.0989         3.740             3.712             3.661              3.604              3.541              3.470
        101.1614         3.712             3.683             3.629              3.570              3.504              3.430
        101.2239         3.684             3.653             3.597              3.535              3.467              3.390
        101.2864         3.656             3.624             3.566              3.501              3.430              3.350
        101.3489         3.628             3.594             3.534              3.467              3.393              3.310
        101.4114         3.600             3.565             3.502              3.433              3.356              3.270
        101.4739         3.572             3.536             3.471              3.399              3.319              3.230
        101.5364         3.544             3.507             3.439              3.365              3.282              3.190
        101.5989         3.516             3.477             3.408              3.331              3.245              3.150
        101.6614         3.488             3.448             3.376              3.297              3.209              3.111

WAL                      2.348             2.244             2.078              1.919              1.769              1.627
Mod Durn                 2.188             2.094             1.944              1.801              1.665              1.536
Principal Window  Jan03 - Oct05     Jan03 - Oct05     Jan03 - Oct05      Jan03 - Oct05      Jan03 - Oct05      Jan03 - Oct05

LIBOR_1YR                 1.66              1.66              1.66               1.66               1.66               1.66

                      40 CPR To Roll     45 CPR To Roll        55 CPR To Roll
                          Yield             Yield                 Yield
                          3.874             3.830                 3.720
                          3.830             3.781                 3.662
                          3.786             3.733                 3.605
                          3.742             3.685                 3.547
                          3.698             3.637                 3.490
                          3.654             3.590                 3.432
                          3.610             3.542                 3.375
                          3.566             3.494                 3.317
                          3.523             3.446                 3.260
                          3.479             3.399                 3.203
                          3.435             3.351                 3.146
                          3.392             3.303                 3.089
                          3.348             3.256                 3.032
                          3.304             3.208                 2.975
                          3.261             3.161                 2.918
                          3.217             3.114                 2.862
                          3.174             3.066                 2.805
                          3.131             3.019                 2.748
                          3.087             2.972                 2.692
                          3.044             2.925                 2.635
                          3.001             2.878                 2.579

WAL                       1.492             1.365                 1.130
Mod Durn                  1.413             1.297                 1.082
Principal Window  Jan03 - Oct05     Jan03 - Oct05         Jan03 - Oct05

LIBOR_1YR                  1.66              1.66                  1.66

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

LEHMAN BROTHERS                                  MORTGAGE BACKED SECURITIES
------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2002-L
$618,349,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1 and 3-A-2 (Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[Bank of America LOGO]


December 9, 2002

------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-----------------------------------------------------------------------------------------------------------------
                                   To Roll(1)
-----------------------------------------------------------------------------------------------------------------
                                                        Est.  Est. Prin.    Expected                 Expected
                Approx.      Interest-Principal         WAL    Window      Maturity to   Delay        Ratings
   Class       Size (2)              Type              (yrs)    (mos)     Roll @ 25 CPR   Days    (Moody's/Fitch)
Offered Certificates
--------------------
   1-A-1     $ 87,704,000   Variable - Pass-thru (3)    1.92    1 - 34     10/25/2005      24         Aaa/AAA
   1-A-2     $ 87,703,000   Variable - Pass-thru (3)    1.92    1 - 34     10/25/2005      24         Aaa/AAA
   2-A-1     $142,508,000   Variable - Pass-thru (4)    2.56    1 - 59     11/25/2007      24         Aaa/AAA
   2-A-2     $142,507,000   Variable - Pass-thru (4)    2.56    1 - 59     11/25/2007      24         Aaa/AAA
   3-A-1      $78,964,000   Variable - Pass-thru (5)    2.88    1 - 82     10/25/2009      24         Aaa/AAA
   3-A-2      $78,963,000   Variable - Pass-thru (5)    2.88    1 - 82     10/25/2009      24         Aaa/AAA
Not Offered Hereunder
---------------------
    B-1       $8,285,000                                                                            Not Rated/AA
    B-2       $3,823,000                                                                            Not Rated/A
    B-3       $1,911,000                                                                           Not Rated/BBB
    B-4       $1,274,000                                                                            Not Rated/BB
    B-5        $955,000                                                                             Not Rated/B
    B-6       $1,276,589                                                                         Not Rated/Not Rated
   1-A-P          TBD        Principal Only (6)                                                       Aaa/AAA
   2-A-P          TBD        Principal Only (7)                                                       Aaa/AAA
   3-A-P          TBD        Principal Only (8)                                                       Aaa/AAA
    SES           TBD         Interest Only (9)                                                         N.A.
    WIO           TBD         Interest Only(10)                                                         N.A.
-----------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2005, November 2007 and October 2009, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring in the month of and prior to September 2005, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of October 2005 interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans minus [ ]% and for the Class 1-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after November 2005, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring in the month of and prior to September 2007, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of October 2007 and prior to December 2007, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after December 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring in the month of and prior to September 2009, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For the Distribution Date occurring in the month of October 2009, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans minus [ ]% and for the Class 3-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after November 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring in the month of or after November 2005, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date occurring in the month of or after December 2007, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) For each Distribution Date occurring in the month of or after November 2009, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9) For each Distribution Date, interest will accrue on the Class SES component for Group 1 at a rate equal to 0.325% per annum and for Group 2 and Group 3 at a rate equal to 0.200% per annum.

                                                                             2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                      MORTGAGE BACKED SECURITIES

(10) For each Distribution Date occurring in the month of and prior to October 2005 for Loan Group 1; November 2007 for loan Group 2 and October 2009 for Loan Group 3, interest will accrue on the Class WIO component for the applicable Loan Group at a per annum rate equal to the weighed average of the greater of (i) the Mortgage Interest Rate less the sum of (a) the applicable pass-through rate for such Loan Group, (b) the Administrative Fee Rate and (c) the Class SES component rate for such Loan Group and (ii) zero, of the Mortgage Loans in such Loan Group (based upon the Stated Principal Balances of the Mortgage Loans in such Loan Group on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after November 2005 for Loan Group 1, December 2007 for Loan Group 2 and November 2009 for Loan Group 3, no interest will accrue on the Class WIO component for the applicable Loan Group.




                                                                              3





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-------------------------------------------------------------------------------------------------------------------
                          Preliminary Summary of Terms
Transaction:                           Banc of America Mortgage Securities, Inc.
                                       Mortgage Pass-Through Certificates, Series 2002-L

Lead Manager (Book Runner):            Banc of America Securities LLC

Co-Managers:                           Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                   Bank of America, N.A.

Trustee:                               Wells Fargo Bank Minnesota, N.A.

Transaction Size:                      $637,179,741

Securities Offered:                    $87,704,000 Class 1-A-1 Certificates
                                       $87,703,000 Class 1-A-2 Certificates
                                       $142,508,000 Class 2-A-1 Certificates
                                       $142,507,000 Class 2-A-2 Certificates
                                       $78,964,000 Class 3-A-1 Certificates
                                       $78,963,000 Class 3-A-2 Certificates

Group 1 Collateral:                    3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage
                                       Loans have a variable interest rate.

Group 2 Collateral:                    5/1 Hybrid ARM Residential Mortgage Loans: one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Group 3 Collateral:                    7/1 Hybrid ARM Residential Mortgage Loans: one-to-four family, residential first lien mortgage loans.  The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                       Moody's Investor Service, Inc. and Fitch Ratings (Senior Certificates) and
                                       Fitch Ratings (Subordinate Certificates except for the Class B-6
                                       Certificates)

Expected Pricing Date:                 Week of December 9, 2002

Expected Closing Date:                 December 19, 2002

Collection Period:                     The calendar month preceding the current Distribution Date

Distribution Date:                     25th of each month, or the next succeeding Business Date
                                       (First Payment Date: January 27, 2003)

Cut-Off Date:                          December 1, 2002
------------------------------------------------------------------------------------------------------------------

                                                                             4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Class A Certificates:                  Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 1-A-P, 2-A-P and 3-A-P
                                       Certificates (the "Class A Certificates").

Subordinate Certificates:              Class  B-1,  B-2,  B-3,  B-4,  B-5  and  B-6  Certificates  (the  "Class  B
                                       Certificates"). The Subordinate Certificates are not offered hereunder.

Group 1-A  Certificates:               Class 1-A-1 and 1-A-2

Group 2-A Certificates:                Class 2-A-1 and 2-A-2

Group 3-A Certificates:                Class 3-A-1 and 3-A-2

Class A-P Certificates:                Class 1-A-P, 2-A-P and 3-A-P

Day Count:                             30/360

Group 1, Group 2 and Group 3           25% CPR
Prepayment Speed:

Clearing:                              DTC, Clearstream and Euroclear

                                        Original Certificate               Minimum              Incremental
Certificates:                                    Form                   Denominations          Denominations
                                        --------------------            -------------          -------------
      Class  1-A-1, 1-A-2, 2-A-1,             Book Entry                  $1,000                     $1
             2-A-2, 3-A-1 and
             3-A-2

SMMEA Eligibility:                     The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                     All of the Offered Certificates are expected to be ERISA eligible.

Tax Structure:                         REMIC

Optional Clean-up Call:                Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal
                                       Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal
                                       Balance").

------------------------------------------------------------------------------------------------------------------

                                                                              5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-------------------------------------------------------------------------------------------------------------------
                          Preliminary Summary of Terms
Principal:                             Principal will be allocated to the  certificates  according to the Priority of  Distributions:  The Group 1 Senior Principal  Distribution  Amount will generally be allocated to the Group 1-A  Certificates  pro-rata until their class  balances  have  been  reduced  to  zero.  The  Group 1  Ratio  Strip
                                       Principal   Amount  will   generally   be  allocated  to  the  Class  1-A-P
                                       Certificates.  The  Group  2  Senior  Principal  Distribution  Amount  will generally be allocated to the Group 2-A  Certificates  pro-rata until their class  balances  have been  reduced  to zero.  The  Group 2 Ratio  Stripped
                                       Principal   Amount  will   generally   be  allocated  to  the  Class  2-A-P
                                       Certificates.  The  Group  3  Senior  Principal  Distribution  Amount  will generally be allocated to the Group 3-A  Certificates  pro-rata until their class  balances  have  been  reduced  to  zero.  The  Group 3  Ratio  Strip
                                       Principal   Amount  will   generally   be  allocated  to  the  Class  3-A-P
                                       Certificates.  The Subordinate Principal Distribution Amount will generally be allocated to the  Subordinate  Certificates on a pro-rata basis but will be  distributed  sequentially  in  accordance  with their  numerical  class designations.  After the class  balance  of the  Senior  Certificates  of a
                                       Group  (other  than the  Class A-P  Certificates  of such  Group)  has been reduced to zero,  certain  amounts  otherwise  payable  to the  Subordinate
                                       Certificates  may be paid to the  Senior  Certificates  of the other  Group
                                       (other  than the Class A-P  Certificates  of such  Group).  (Please see the
                                       Priority of Distributions section.)

Interest Accrual:                      Interest  will accrue on each class of  Certificates  (other than the Class
                                       A-P  Certificates;  interest  will accrue on the Class  1-A-P  Certificates beginning in October  2005,  on the Class 2-A-P  Certificates  beginning in
                                       November  2007 and the Class 3-A-P  Certificates  beginning in October 2009 and thereafter)  during each one-month period ending on the last day of the month preceding the month in which each  Distribution Date occurs (each, an
                                       "Interest  Accrual  Period").  The initial  Interest Accrual Period will be deemed to have  commenced on December 1, 2002.  Interest  which  accrues on such  class of  Certificates  during an  Interest  Accrual  Period  will be calculated on the assumption that distributions  which reduce the principal balances thereof on the  Distribution  Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
-------------------------------------------------------------------------------------------------------------------

                                                                            6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-------------------------------------------------------------------------------------------------------------------
                          Preliminary Summary of Terms
Administrative Fee:                    The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative
                                       Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated
                                       Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                                       Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be 0.004% per annum. The
                                       Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:                 The aggregate servicing compensation payable to the Servicer for any month and the interest payable on the Class SES Certificates wil  in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii)
                                       one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:            As to any Mortgage Loan and Distribution  Date, such Mortgage Loan's
                                       Mortgage Interest Rate thereon on the first day of the month = proceeding the month of the related Distribution Date reduced by the Servicing Fee
                                       Rate, the Trustee Fee Rate, the applicable Class SES component rate and the applicable rate contributed by each loan to the Class WIO component rate.

Adjusted Net WAC:                      The Adjusted Net WAC of the Mortgage Loans of each Loan Group is equal to
                                       (A) the sum of the product, for each Mortgage Loan of such Loan Group, of
                                       (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by
                                       (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by
                                       (B) the sum of the product of, for each Mortgage Loan of such Loan Group, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by
                                       (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

------------------------------------------------------------------------------------------------------------------

                                                                              7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-------------------------------------------------------------------------------------------------------------------
                          Preliminary Summary of Terms
Pool Distribution Amount:     The Pool Distribution Amount for each Loan Group with respect to any Distribution
                              Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                              Period for such Loan Group, together with any advances in respect thereof or any
                              Servicer compensating  interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan
                              Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the
                              Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such
                              Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related
                              Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respec  to such
                              Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution  Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage
                              Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:            The Senior Percentage for a Loan Group on any Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates (other than the Class A-P
                              Certificates) of such Group immediately prior to such date, divided by (ii) the aggregate principal balance (Non-Ratio Strip Portion) of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for any Distribution Date will equal
                              100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment        The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date
Percentage:                   will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.
-------------------------------------------------------------------------------------------------------------------

                                                                             8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1, Group 2 and Group 3   For the following Distribution Dates, will be as follows:
Senior Prepayment Percentage:
                               Distribution Date                     Senior Prepayment Percentage
                               -----------------                     ----------------------------


                               January 2003 through December 2009    100%;


                               January 2010 through December 2010    the applicable Senior Percentage  plus, 70% of the
                                                                     applicable Subordinate Percentage;

                               January 2011 through December 2011    the applicable Senior Percentage plus, 60% of the
                                                                     applicable Subordinate Percentage;

                               January 2012 through December 2012    the applicable Senior Percentage plus, 40% of the
                                                                     applicable Subordinate Percentage;

                               January 2013 through December 2013    the applicable Senior Percentage plus, 20% of the
                                                                     applicable Subordinate Percentage;

                               January 2014 and thereafter           the applicable  Senior Percentage;


                                 provided, however,

                               (i)     if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the Class A-P
                                       Certificates of all Groups divided by (y) the aggregate Pool Principal Balance
                                       (Non-Ratio Strip Portion) of all the loan groups (such percentage, the "Total
                                       Senior Percentage") exceeds such percentage calculated as of the Closing
                                       Date, then the Senior Prepayment Percentage for all Groups for such
                                       Distribution Date will equal 100%,

                               (ii)    if for each Group of  Certificates on any  Distribution  Date prior to the
                                       January   2006   Distribution   Date,   prior  to  giving   effect  to  any
                                       distributions,  the percentage  equal to the aggregate class balance of the
                                       Subordinate  Certificates  divided by the aggregate Pool Principal  Balance
                                       (Non-Ratio   Strip  Portion)  of  all  the  loan  groups  (the   "Aggregate
                                       Subordinate  Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date,  then the Senior  Prepayment  Percentage for each Group for that  Distribution Date will equal the applicable Senior
                                       Percentage for each Group plus 50% of the  Subordinate  Percentage for each
                                       Group, and

                               (iii)   if for each Group of Certificates on or after the January 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate
                                       Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

------------------------------------------------------------------------------------------------------------------

                                                                             9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Group 1 Discount Mortgage Loan:        Any Group 1 Mortgage Loan with a Net Mortgage
                                       Interest Rate on the closing date that is
                                       less than [ %] per annum.

Group 1 Premium Mortgage Loan:         Any Group 1 Mortgage Loan with a Net Mortgage
                                       Interest Rate on the closing date that is
                                       equal to or greater than [ %] per annum.

Group 2 Discount Mortgage Loan:        Any Group 2 Mortgage Loan with a Net Mortgage
                                       Interest Rate on the closing date that is
                                       less than [ %] per annum.

Group 2 Premium Mortgage Loan:         Any Group 2 Mortgage Loan with a Net Mortgage
                                       Interest Rate on the closing date that is
                                       equal to or greater than [ %] per annum.

Group 3 Discount Mortgage Loan:        Any Group 3 Mortgage Loan with a Net Mortgage
                                       Interest Rate on the closing date that is
                                       less than [ %] per annum.

Group 3 Premium Mortgage Loan:         Any Group 3 Mortgage Loan with a Net Mortgage
                                       Interest Rate on the closing date that is
                                       equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:            As to any Group 1 Discount  Mortgage  Loan,  a fraction  (expressed  as a percentage),  the numerator of which is the Net Mortgage Interest Rate of such  Group  1  Discount  Mortgage  Loan  on the  closing  date  and  the denominator  of  which  is [ %].  As to any  Group  2  Discount  Mortgage
                                       Loan, a fraction  (expressed as a percentage),  the numerator of which is the Net Mortgage  Interest Rate of such Group 2 Discount Mortgage Loan on the closing  date and the  denominator  of which is [ %]. As to any Group
                                       3 Discount  Mortgage Loan, a fraction  (expressed as a  percentage),  the numerator  of which is the Net  Mortgage  Interest  Rate of such  Group 3
                                       Discount  Mortgage Loan on the closing date and the  denominator of which is [ %].  As to  any  Mortgage  Loan  that  is  not a  Discount  Mortgage
                                       Loan, 100%.

Ratio Strip Percentage:                As to  any  Discount  Mortgage  Loan,  100%  minus  the  Non-Ratio  Strip
                                       Percentage  for such  Mortgage  Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.
-----------------------------------------------------------------------------------------------------------------

                                                                         10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

-----------------------------------------------------------------------------------------------------------------
                          Preliminary Summary of Terms
Ratio Strip Principal Amount:    As to any Distribution Date and any Loan Group, the sum of the applicable Ratio
                                 Strip Percentage of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage
                                 Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                                 Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the related Seller or the Depositor pursuant to the
                                 Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated
                                 Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                 Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution.

Senior Principal                 The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will
Distribution Amount:             equal the sum of (i) the Senior Percentage of the applicable Non-Ratio
                                 Strip Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior Prepayment
                                 Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such
                                 Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount for a Loan Group for any
Distribution Amount:             Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan group of the amounts described in clauses (e) and (f) of the definition of
                                 "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date.
-----------------------------------------------------------------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES
--------------------------------------------------------------------------------
                                 Credit Support

--------------------------------------------------------------------------------
The Class B Certificates are Cross-Collateralized and provide credit support for all Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

--------------------------------------------------------------------------------

                      Subordination of Class B Certificates

                             -----------------------
                                     Class A
                              Credit Support (2.75%)
                             -----------------------
                             -----------------------
                                    Class B-1
                             Credit Support (1.45%)
                             -----------------------
                 (DOWN        -----------------------       (UP
  Priority of    ARROW             Class B-2               ARROW      Order of
    Payment     APPEARS        Credit Support (0.85%)     APPEARS       Loss
                 HERE)       -----------------------       HERE)     Allocation
                             -----------------------
                                    Class B-3
                             Credit Support (0.55%)
                             -----------------------
                             -----------------------
                                    Class B-4
                             Credit Support (0.35%)
                             -----------------------
                             -----------------------
                                    Class B-5
                             Credit Support (0.20%)
                             -----------------------
                             -----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             -----------------------


--------------------------------------------------------------------------------
                            Priority of Distributions

--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

--------------------------------------------------------------------------------

                            Priority of Distributions

         --------------------------------------------------------------
                              First, to the Trustee
         --------------------------------------------------------------

         --------------------------------------------------------------
             Second, to the Class SES and Class WIO Certificates of
                           each Group to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
             Forth, to the Class A Certificates of each group to pay
                                   Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------
            Fifth, to the Class A-P Certificates of each group to pay
                 any applicable Ratio-Stripped Deferred Amounts;
         --------------------------------------------------------------

         --------------------------------------------------------------
                Sixth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
                Sixth, to the residual certificate, any remaining
                                    amounts.
         --------------------------------------------------------------

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                                     Bond Summary to Roll(1)(2)(3)

1-A-1

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.519       3.504      3.495       3.485      3.474       3.448      3.415
  Average Life (Years)                     2.601       2.244      2.078       1.919      1.769       1.492      1.244
  Modified Duration                        2.439       2.111      1.958       1.812      1.673       1.417      1.186
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             10/25/05   10/25/05    10/25/05   10/25/05    10/25/05   10/25/05    10/25/05
  Principal Payment Window (Months)          34         34          34         34          34         34          34


1-A-2

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.867       3.785      3.737       3.684      3.625       3.487      3.311
  Average Life (Years)                     2.601       2.244      2.078       1.919      1.769       1.492      1.244
  Modified Duration                        2.414       2.093      1.943       1.800      1.664       1.412      1.185
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             10/25/05   10/25/05    10/25/05   10/25/05    10/25/05   10/25/05    10/25/05
  Principal Payment Window (Months)          34         34          34         34          34         34          34


2-A-1

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.142       4.122      4.111       4.097      4.082       4.046      4.001
  Average Life (Years)                     4.204       3.277      2.896       2.559      2.261       1.766      1.381
  Modified Duration                        3.755       2.957      2.627       2.333      2.072       1.637      1.294
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             11/25/07   11/25/07    11/25/07   11/25/07    11/25/07   11/25/07    11/25/07
  Principal Payment Window (Months)          59         59          59         59          59         59          59


2-A-2

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.464       4.369      4.313       4.250      4.180       4.011      3.800
  Average Life (Years)                     4.204       3.277      2.896       2.559      2.261       1.766      1.381
  Modified Duration                        3.708       2.930      2.607       2.320      2.064       1.636      1.297
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             11/25/07   11/25/07    11/25/07   11/25/07    11/25/07   11/25/07    11/25/07
  Principal Payment Window (Months)          59         59          59         59          59         59          59

(1) Assumes any outstanding principal balance on the Group 1-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2005.

(2) Assumes any outstanding principal balance on the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2007.

(3) Assumes any outstanding principal balance on the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2009.

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          Bond Summary to Roll(1)(2)(3)

3-A-1

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.539       4.515      4.501       4.485      4.467       4.424      4.371
  Average Life (Years)                     5.492       3.943      3.366       2.883      2.477       1.855      1.413
  Modified Duration                        4.687       3.433      2.960       2.560      2.221       1.694      1.311
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             10/25/09   10/25/09    10/25/09   10/25/09    10/25/09   10/25/09    10/25/09
  Principal Payment Window (Months)          82         82          82         82          82         82          82

3-A-2

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.865       4.761      4.699       4.628      4.549       4.363      4.134
  Average Life (Years)                     5.492       3.943      3.366       2.883      2.477       1.855      1.413
  Modified Duration                        4.619       3.399      2.938       2.546      2.215       1.695      1.316
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             10/25/09   10/25/09    10/25/09   10/25/09    10/25/09   10/25/09    10/25/09
  Principal Payment Window (Months)          82         82          82         82          82         82          82


(1) Assumes any outstanding principal balance on the Group 1-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2005.

(2) Assumes any outstanding principal balance on the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of November 2007.

(3) Assumes any outstanding principal balance on the Group 3-A Certificates will be paid in full on the Distribution Date occurring in the month of October 2009.

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


                            Bond Summary to Maturity

1-A-1

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------

  Yield at 100-00                          3.551       3.538      3.529       3.519      3.506       3.475      3.436
  Average Life (Years)                     10.910      5.292      4.061       3.239      2.658       1.897      1.420
  Modified Duration                        8.188       4.430      3.514       2.872      2.399       1.756      1.336
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             11/25/32   11/25/32    11/25/32   11/25/32    11/25/32   11/25/32    11/25/32
  Principal Payment Window (Months)         359         359        359         359        359         359        359


1-A-2

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.655       3.673      3.665       3.645      3.612       3.506      3.343
  Average Life (Years)                     10.910      5.292      4.061       3.239      2.658       1.897      1.420
  Modified Duration                        8.010       4.353      3.463       2.837      2.377       1.748      1.335
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             11/25/32   11/25/32    11/25/32   11/25/32    11/25/32   11/25/32    11/25/32
  Principal Payment Window (Months)         359         359        359         359        359         359        359

2-A-1

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.901       3.983      4.009       4.026      4.033       4.026      3.994
  Average Life (Years)                     10.946      5.312      4.075       3.249      2.664       1.900      1.421
  Modified Duration                        7.931       4.326      3.443       2.822      2.363       1.736      1.324
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             12/25/32   12/25/32    12/25/32   12/25/32    12/25/32   12/25/32    12/25/32
  Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-2

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.056       4.154      4.165       4.153      4.119       3.993      3.797
  Average Life (Years)                     10.946      5.312      4.075       3.249      2.664       1.900      1.421
  Modified Duration                        7.732       4.254      3.400       2.797      2.349       1.734      1.327
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             12/25/32   12/25/32    12/25/32   12/25/32    12/25/32   12/25/32    12/25/32
  Principal Payment Window (Months)         360         360        360         360        360         360        360

                                                                           15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                         MORTGAGE BACKED SECURITIES

               Bond Summary to Maturity

3-A-1

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------

  Yield at 100-00                          4.205       4.356      4.397       4.419      4.427       4.411      4.368
  Average Life (Years)                     10.999      5.339      4.093       3.260      2.672       1.903      1.423
  Modified Duration                        7.730       4.257      3.400       2.794      2.344       1.725      1.317
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             11/25/32   11/25/32    11/25/32   11/25/32    11/25/32   11/25/32    11/25/32
  Principal Payment Window (Months)         359         359        359         359        359         359        359

3-A-2

-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         40%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.408       4.557      4.571       4.552      4.506       4.352      4.132
  Average Life (Years)                     10.999      5.339      4.093       3.260      2.672       1.903      1.423
  Modified Duration                        7.518       4.189      3.362       2.774      2.335       1.726      1.323
  First Principal Payment Date            1/25/03     1/25/03    1/25/03     1/25/03    1/25/03     1/25/03    1/25/03
  Last Principal Payment Date             11/25/32   11/25/32    11/25/32   11/25/32    11/25/32   11/25/32    11/25/32
  Principal Payment Window (Months)         359         359        359         359        359         359        359

                                                                        16


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES
--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------------------------------
                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------

Total Outstanding Loan Balance                                           $180,391,287
Total Number of Loans                                                             364
Average Loan Principal Balance                                               $495,580          $29,943 to $998,905
WA Gross Coupon                                                                 5.077%             4.125% to 5.750%
WA FICO                                                                           735                   623 to 819
WA Original Term (mos.)                                                           359                   240 to 360
WA Remaining Term (mos.)                                                          358                   237 to 360
WA OLTV                                                                         65.84%              5.76% to 90.00%
WA Months to First Adjustment Date                                                 35                     33 to 36
WA Gross Margin                                                                 2.250%
WA Rate Ceiling                                                                11.077%           10.125% to 11.750%
Geographic Concentration of  Mortgaged Properties (Top               CA         69.20%
5 States) based on the Aggregate Stated Principal                    FL          3.52%
Balance                                                              AZ          3.12%
                                                                     NC          3.10%
                                                                     SC          3.03%
-------------------------------------------------------------------------------------------------------------------

                                                                           17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                          MORTGAGE BACKED SECURITIES

                  Collateral Summary of Group 1 Mortgage Loans

--------------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------------
 Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)
---------------------------------------------------------------------------------------
                                                       Aggregate                % of
                                      Number Of     Stated Principal       Cut-Off Date
                                      Mortgage       Balance as of         Pool Principal
   Occupancy                            Loans        Cut-Off Date             Balance
---------------------------------------------------------------------------------------
Primary                                  338          $167,559,437.74           92.89%
Secondary                                 17             9,218,908.34             5.11
Investor                                   9             3,612,940.94             2.00
---------------------------------------------------------------------------------------
           Total:                        364          $180,391,287.02          100.00%
=======================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                   Property Types of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------------
                                                         Aggregate             % of
                                      Number Of       Stated Principal      Cut-Off Date
                                      Mortgage          Balance as of     Pool Principal
   Property Type                        Loans            Cut-Off Date         Balance
-------------------------------------------------------------------------------------
Single Family                            240          $117,871,357.32         65.34%
PUD Detached                              86            44,901,555.01          24.89
Condominium                               20             8,759,569.16           4.86
PUD Attached                              11             4,097,787.80           2.27
2-Family                                   5             3,544,148.76           1.96
3-Family                                   1               749,179.08           0.42
Townhouse                                  1               467,689.89           0.26
-------------------------------------------------------------------------------------
           Total:                        364          $180,391,287.02        100.00%
=====================================================================================


       Mortgage Loan Purpose of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------------
                                                   Aggregate                % of
                               Number Of       Stated Principal          Cut-Off Date
                               Mortgage          Balance as of          Pool Principal
           Purpose               Loans           Cut-Off Date              Balance
-------------------------------------------------------------------------------------
Rate/Term Refinance                   207             $104,998,573.08         58.21%
Purchase                               86               42,003,810.04          23.28
Cash-out Refinance                     71               33,388,903.90          18.51
-------------------------------------------------------------------------------------
           Total:                     364             $180,391,287.02        100.00%
=====================================================================================

                                                                        18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                     MORTGAGE BACKED SECURITIES

Geographical Distribution of the Mortgage Properties of the Group 1 Mortgage Loans(1)

                                                           Aggregate          % of
                                      Number of        Stated Principal    Cut-Off-Date
                                       Mortgage         Balance as of     Pool Principal
Geographic Area                         Loans            Cut-Off Date        Balance
---------------------------------------------------------------------------------------

California                                 250          $124,834,181.45         69.20%
Florida                                     12             6,347,775.07           3.52
Arizona                                     12             5,621,593.64           3.12
North Carolina                              11             5,600,145.45           3.10
South Carolina                              11             5,462,812.40           3.03
Illinois                                     8             4,617,557.00           2.56
Washington                                  10             4,476,473.37           2.48
Virginia                                     9             4,016,774.18           2.23
Nevada                                       7             3,346,852.78           1.86
Texas                                        4             1,705,335.03           0.95
Massachusetts                                3             1,678,442.87           0.93
Maryland                                     4             1,513,381.86           0.84
Kansas                                       3             1,227,013.48           0.68
District of Columbia                         2               961,217.43           0.53
Colorado                                     2               904,457.09           0.50
Georgia                                      2               891,653.69           0.49
Pennsylvania                                 2               889,645.67           0.49
Tennessee                                    2               869,288.46           0.48
Missouri                                     1               843,249.06           0.47
New Jersey                                   2               768,046.45           0.43
Nebraska                                     1               746,143.74           0.41
Indiana                                      1               739,151.19           0.41
Hawaii                                       1               622,051.67           0.34
Michigan                                     1               486,466.94           0.27
Kentucky                                     1               431,480.93           0.24
Minnesota                                    1               404,049.89           0.22
New Mexico                                   1               386,046.23           0.21
---------------------------------------------------------------------------------------
           Total:                          364          $180,391,287.02        100.00%
=======================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.37% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                        19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                              MORTGAGE BACKED SECURITIES

    Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
Current Mortgage Loan                Mortgage               Balance as of         Pool Principal
Principal Balances ($)                 Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
25,000.01 - 75,000.00                              1                 $29,942.82               0.02%
225,000.01 - 275,000.00                            1                 238,571.62                0.13
275,000.01 - 325,000.00                            9               2,871,253.47                1.59
325,000.01 - 375,000.00                           65              22,774,190.03               12.62
375,000.01 - 425,000.00                           88              34,901,516.45               19.35
425,000.01 - 475,000.00                           44              19,741,082.22               10.94
475,000.01 - 525,000.00                           34              16,992,741.61                9.42
525,000.01 - 575,000.00                           26              14,226,722.91                7.89
575,000.01 - 625,000.00                           27              16,289,557.54                9.03
625,000.01 - 675,000.00                           18              11,568,690.32                6.41
675,000.01 - 725,000.00                           19              13,246,401.59                7.34
725,000.01 - 775,000.00                           11               8,219,467.50                4.56
775,000.01 - 825,000.00                            3               2,398,707.86                1.33
825,000.01 - 875,000.00                            3               2,558,109.12                1.42
875,000.01 - 925,000.00                            6               5,386,313.40                2.99
925,000.01 - 975,000.00                            1                 971,857.66                0.54
975,000.01 - 1,000,000.00                          8               7,976,160.90                4.42
----------------------------------------------------------------------------------------------------
           Total:                                364            $180,391,287.02             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $495,580.

                                                                             20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratios (%)                           Aggregate                 % of
                                         Number Of       Stated Principal        Cut-Off Date
                                         Mortgage         Balance as of        Pool Principal
                                           Loans          Cut-Off Date              Balance
-------------------------------------------------------------------------------------------------
5.01 - 10.00                                       1            $322,827.20                0.18%
20.01 - 25.00                                      4           1,689,640.90                 0.94
25.01 - 30.00                                      7           3,586,026.87                 1.99
30.01 - 35.00                                      8           4,695,421.58                 2.60
35.01 - 40.00                                      3           1,338,364.08                 0.74
40.01 - 45.00                                      9           4,526,942.69                 2.51
45.01 - 50.00                                     20          10,181,125.53                 5.64
50.01 - 55.00                                     20          10,628,273.66                 5.89
55.01 - 60.00                                     22          12,311,910.73                 6.83
60.01 - 65.00                                     40          19,994,171.01                11.08
65.01 - 70.00                                     56          28,391,982.15                15.74
70.01 - 75.00                                     51          27,508,350.51                15.25
75.01 - 80.00                                    119          53,712,944.64                29.78
85.01 - 90.00                                      4           1,503,305.47                 0.83
-------------------------------------------------------------------------------------------------

                Total:                           364        $180,391,287.02              100.00%
=================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.84%.

                                                                             21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------------------------
Mortgage Interest Rates (%)                             Aggregate               % of
                                    Number Of        Stated Principal       Cut-Off Date
                                     Mortgage         Balance as of       Pool Principal
                                       Loans          Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
4.001 - 4.250                                   1           $404,049.89              0.22%
4.251 - 4.500                                   8          3,210,814.68               1.78
4.501 - 4.750                                  53         25,483,403.40              14.13
4.751 - 5.000                                 136         66,143,471.38              36.67
5.001 - 5.250                                  82         42,624,786.91              23.63
5.251 - 5.500                                  68         33,922,749.58              18.81
5.501 - 5.750                                  16          8,602,011.18               4.77
-------------------------------------------------------------------------------------------
             Total:                           364       $180,391,287.02            100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.077%.

                  Gross Margins of the Group 1 Mortgage Loans

-------------------------------------------------------------------------------------------
                                                        Aggregate               % of
                                    Number Of       Stated Principal       Cut-Off Date
                                     Mortgage         Balance as of       Pool Principal
         Gross Margins                 Loans          Cut-Off Date             Balance
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
2.250%                                        364       $180,391,287.02            100.00%
-------------------------------------------------------------------------------------------
             Total:                           364       $180,391,287.02            100.00%
===========================================================================================

                                                                            22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES



                        Rate Ceilings of the Group 1 Mortgage Loans (1)
----------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                       Number Of      Stated Principal         Cut-Off Date
       Maximum Lifetime                Mortgage         Balance as of         Pool Principal
    Mortgage Interest Rates (%)          Loans          Cut-Off Date             Balance
---------------------------------------------------------------------------------------------
10.001 - 10.250                                   1           $404,049.89           0.22%
10.251 - 10.500                                   8          3,210,814.68            1.78
10.501 - 10.750                                  53         25,483,403.40           14.13
10.751 - 11.000                                 136         66,143,471.38           36.67
11.001 - 11.250                                  82         42,624,786.91           23.63
11.251 - 11.500                                  68         33,922,749.58           18.81
11.501 - 11.750                                  16          8,602,011.18            4.77
------------------------------------------------------------------------------------------
              Total:                            364       $180,391,287.02         100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.077%.

             First Adjustment Date of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                          Aggregate              % of
                                       Number Of      Stated Principal       Cut-Off Date
                                       Mortgage        Balance as of       Pool Principal
 First Adjustment Date                  Loans          Cut-Off Date             Balance
----------------------------------------------------------------------------------------------
September 1, 2005                                30       13,376,998.60            7.42%
October 1, 2005                                 129       64,021,808.78            35.49
November 1, 2005                                175      $87,776,632.65            48.66
December 1, 2005                                 30       15,215,846.99             8.43
-----------------------------------------------------------------------------------------
              Total:                            364     $180,391,287.02          100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                                                                             23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES


                       Remaining Terms of the Group 1 Mortgage Loans (1)
-------------------------------------------------------------------------------------------
                                                  Aggregate                      % of
                              Number of        Stated Principal             Cut-Off Date
                              Mortgage          Balance as of              Pool Principal
Remaining Term (Months)        Loans             Cut-Off Date                  Balance
-------------------------------------------------------------------------------------------
221 - 240                              2                  $771,061.38                0.43%
341 - 360                            362               179,620,225.64                99.57
-------------------------------------------------------------------------------------------
           Total:                    364              $180,391,287.02              100.00%
===========================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)
-------------------------------------------------------------------------------------------
                                                  Aggregate                      % of
                             Number of         Stated Principal             Cut-Off Date
                             Mortgage           Balance as of              Pool Principal
  Credit Scores               Loans             Cut-Off Date                  Balance
-------------------------------------------------------------------------------------------
801 - 850                              6                $2,818,020.35                 1.56%
751 - 800                            141                68,918,715.56                 38.21
701 - 750                            149                74,002,856.41                 41.02
651 - 700                             56                28,620,625.63                 15.87
601 - 650                             11                 5,680,590.70                  3.15
Not Available                          1                   350,478.37                  0.19
-------------------------------------------------------------------------------------------
           Total:                    364              $180,391,287.02               100.00%
===========================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

                                                                           24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES
--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.


-------------------------------------------------------------------------------------------------------------------
                                                              Collateral Summary          Range (if applicable)

Total Outstanding Loan Balance                                           $294,373,137
Total Number of Loans                                                             586
Average Loan Principal Balance                                               $502,343       $312,313 to $1,000,000
WA Gross Coupon                                                                 5.313%             3.875% to 6.000%
WA FICO                                                                           738                   620 to 812
WA Original Term (mos.)                                                           356                   120 to 360
WA Remaining Term (mos.)                                                          356                   119 to 360
WA OLTV                                                                         64.10%             12.92% to 95.00%
WA Months to First Adjustment Date                                                 59                     57 to 60
WA Gross Margin                                                                 2.250%
WA Rate Ceiling                                                                10.313%            8.875% to 11.000%
Geographic Concentration of  Mortgaged Properties (Top               CA        74.42%
5 States) based on the Aggregate Stated Principal                    IL         2.75%
Balance                                                              FL         2.09%
                                                                     AZ         1.86%
                                                                     VA         1.84%
-------------------------------------------------------------------------------------------------------------------

                                                                          25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                   MORTGAGE BACKED SECURITIES

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

 Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------------------
                                                          Aggregate                   % of
                                  Number Of             Stated Principal         Cut-Off Date
                                   Mortgage               Balance as of         Pool Principal
Occupancy                           Loans                Cut-Off Date               Balance
-------------------------------------------------------------------------------------------

Primary                               537          $269,928,613.42           91.70%
Secondary                              40            21,050,408.52             7.15
Investor                                9             3,394,115.43             1.15
---------------------------------------------------------------------------------------
           Total:                     586          $294,373,137.37          100.00%
=======================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                   Property Types of the Group 2 Mortgage Loans
-------------------------------------------------------------------------------------------
                                                          Aggregate                   % of
                                  Number Of             Stated Principal         Cut-Off Date
                                   Mortgage               Balance as of         Pool Principal
Property Type                       Loans                Cut-Off Date               Balance
-------------------------------------------------------------------------------------------
Single Family                            393          $203,680,017.28         69.19%
PUD Detached                             118            56,824,668.25          19.30
Condominium                               58            25,302,715.87           8.60
PUD Attached                               7             2,791,788.18           0.95
2-Family                                   5             2,777,594.98           0.94
3-Family                                   3             1,544,421.79           0.52
4-Family                                   2             1,451,931.02           0.49
-------------------------------------------------------------------------------------
           Total:                        586          $294,373,137.37        100.00%
=====================================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                  Number Of             Stated Principal      Cut-Off Date
                                   Mortgage               Balance as of      Pool Principal
Purpose                             Loans                Cut-Off Date            Balance
----------------------------------------------------------------------------------------
Rate/Term Refinance                   355             $185,269,924.59         62.94%
Purchase                              150               69,871,080.43          23.74
Cash-out Refinance                     81               39,232,132.35          13.33
-------------------------------------------------------------------------------------
           Total:                     586             $294,373,137.37        100.00%
=====================================================================================

                                                                        26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)


------------------------------------------------------------------------------------------
                                                       Aggregate               % of
                                    Number Of        Stated Principal      Cut-Off Date
                                     Mortgage          Balance as of       Pool Principal
Geographic Area                       Loans            Cut-Off Date             Balance
------------------------------------------------------------------------------------------

California                              434          $219,074,364.29         74.42%
Illinois                                 14             8,087,216.81           2.75
Florida                                  14             6,164,595.04           2.09
Arizona                                  10             5,461,384.72           1.86
Virginia                                 12             5,426,667.40           1.84
Washington                               11             5,403,824.98           1.84
North Carolina                           11             5,390,746.12           1.83
Georgia                                  10             4,597,035.40           1.56
Maryland                                  8             3,961,087.08           1.35
South Carolina                            8             3,740,433.75           1.27
Texas                                     6             3,603,257.52           1.22
Connecticut                               6             2,660,296.40           0.90
District of Columbia                      5             2,231,701.24           0.76
Pennsylvania                              3             1,760,041.88           0.60
Massachusetts                             3             1,759,949.99           0.60
Nevada                                    2             1,678,153.01           0.57
Colorado                                  3             1,459,734.57           0.50
New York                                  2             1,402,141.96           0.48
Tennessee                                 3             1,318,018.72           0.45
Oregon                                    3             1,179,250.38           0.40
Kansas                                    2             1,026,926.98           0.35
Minnesota                                 2               957,500.06           0.33
New Mexico                                2               953,899.08           0.32
Idaho                                     2               940,454.25           0.32
Hawaii                                    1               769,233.46           0.26
Indiana                                   2               688,546.92           0.23
Vermont                                   1               542,377.16           0.18
Wisconsin                                 1               399,572.37           0.14
Utah                                      1               377,576.43           0.13
Ohio                                      1               359,481.30           0.12
New Jersey                                1               339,400.00           0.12
Delaware                                  1               330,268.10           0.11
Louisiana                                 1               328,000.00           0.11
------------------------------------------------------------------------------------
           Total:                       586          $294,373,137.37        100.00%
====================================================================================

                                                                        27

(1) As of the Cut-Off Date, no more than approximately 1.20% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                      MORTGAGE BACKED SECURITIES

     Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)


----------------------------------------------------------------------------------------------------
                                                                   Aggregate                   % of
                                          Number Of             Stated Principal         Cut-Off Date
Current Mortgage Loan                      Mortgage               Balance as of         Pool Principal
Principal Balances ($)                       Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                           83             $28,039,690.96               9.53%
350,000.01 - 400,000.00                          126              47,684,858.08               16.20
400,000.01 - 450,000.00                           80              34,020,105.23               11.56
450,000.01 - 500,000.00                           80              38,225,361.60               12.99
500,000.01 - 550,000.00                           44              23,283,484.01                7.91
550,000.01 - 600,000.00                           39              22,422,193.80                7.62
600,000.01 - 650,000.00                           37              23,548,178.36                8.00
650,000.01 - 700,000.00                           19              12,772,673.50                4.34
700,000.01 - 750,000.00                           32              23,435,489.46                7.96
750,000.01 - 800,000.00                           14              10,997,816.35                3.74
800,000.01 - 850,000.00                            5               4,133,725.43                1.40
850,000.01 - 900,000.00                            6               5,272,936.85                1.79
900,000.01 - 950,000.00                            2               1,824,993.01                0.62
950,000.01 - 1,000,000.00                         19              18,711,630.73                6.36
----------------------------------------------------------------------------------------------------
           Total:                                586            $294,373,137.37             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $503,343.

                                                                            28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)


---------------------------------------------------------------------------------------

                                                    Aggregate                % of
                               Number Of        Stated Principal         Cut-Off Date
Original Loan-To-Value         Mortgage           Balance as of         Pool Principal
 Ratios(%)                      Loans              Cut-Off Date             Balance
---------------------------------------------------------------------------------------

10.01 - 15.00                           1            $774,190.85                 0.26%
15.01 - 20.00                           4           2,246,983.49                 0.76
20.01 - 25.00                           3           1,762,126.58                 0.60
25.01 - 30.00                           8           3,476,640.33                 1.18
30.01 - 35.00                          12           6,956,767.70                 2.36
35.01 - 40.00                          27          16,065,320.61                 5.46
40.01 - 45.00                          12           5,324,721.81                 1.81
45.01 - 50.00                          36          20,098,390.50                 6.83
50.01 - 55.00                          40          21,346,057.27                 7.25
55.01 - 60.00                          44          21,343,749.57                 7.25
60.01 - 65.00                          65          32,145,385.32                10.92
65.01 - 70.00                          76          40,079,855.06                13.62
70.01 - 75.00                          65          34,951,856.32                11.87
75.01 - 80.00                         188          85,958,347.26                29.20
80.01 - 85.00                           1             381,681.21                 0.13
85.01 - 90.00                           2             801,243.89                 0.27
90.01 - 95.00                           2             659,819.60                 0.22
--------------------------------------------------------------------------------------
             Total:                   586        $294,373,137.37               100.00%
======================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.10%.

                                                                         29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                      MORTGAGE BACKED SECURITIES

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------------------
                                                         Aggregate                 % of
                                    Number Of         Stated Principal         Cut-Off Date
                                    Mortgage           Balance as of         Pool Principal
Mortgage Interest Rates(%)            Loans            Cut-Off Date               Balance
--------------------------------------------------------------------------------------------

3.751 - 4.000                             6               $3,021,196.93            1.03%
4.001 - 4.250                             5                2,295,034.13            0.78
4.251 - 4.500                            11                4,878,949.06            1.66
4.501 - 4.750                            29               13,429,557.42            4.56
4.751 - 5.000                            77               40,476,866.41           13.75
5.001 - 5.250                           127               63,571,866.46           21.60
5.251 - 5.500                           201              100,630,703.87           34.18
5.501 - 5.750                            89               44,076,132.18           14.97
5.751 - 6.000                            41               21,992,830.91            7.47
-------------------------------------------------------------------------------------------
             Total:                     586             $294,373,137.37          100.00%
===========================================================================================


(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.313%.


                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------------------
                                                     Aggregate               % of
                                  Number Of       Stated Principal       Cut-Off Date
                                   Mortgage         Balance as of       Pool Principal
Gross Margins                       Loans          Cut-Off Date             Balance
------------------------------------------------------------------------------------------
2.250%                                586        $294,373,137.37             100.00%
------------------------------------------------------------------------------------------
            Total:                    586        $294,373,137.37             100.00%
==========================================================================================

                                                                            30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                      MORTGAGE BACKED SECURITIES

                Rate Ceilings of the Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------------------
                                                             Aggregate               % of
                                           Number Of     Stated Principal        Cut-Off Date
Maximum Lifetime                            Mortgage       Balance as of        Pool Principal
Mortgage Interest Rates(%)                    Loans        Cut-Off Date              Balance
--------------------------------------------------------------------------------------------
8.751 - 9.000                                     6         $3,021,196.93             1.03%
9.001 - 9.250                                     5          2,295,034.13              0.78
9.251 - 9.500                                    11          4,878,949.06              1.66
9.501 - 9.750                                    29         13,429,557.42              4.56
9.751 - 10.000                                   77         40,476,866.41             13.75
10.001 - 10.250                                 127         63,571,866.46             21.60
10.251 - 10.500                                 201        100,630,703.87             34.18
10.501 - 10.750                                  89         44,076,132.18             14.97
10.751 - 11.000                                  41         21,992,830.91              7.47
----------------------------------------------------------------------------------------------
              Total:                            586       $294,373,137.37             100.00%
==============================================================================================


             First Adjustment Date of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                        Aggregate                % of
                                       Number Of     Stated Principal       Cut-Off Date
                                       Mortgage        Balance as of       Pool Principal
First Adjustment Date                   Loans          Cut-Off Date             Balance
----------------------------------------------------------------------------------------------
September 1, 2007                                 3        1,903,575.89                 0.65%
October 1, 2007                                   4        2,116,761.94                  0.72
November 1, 2007                                359     $181,390,837.72                 61.62
December 1, 2007                                220      108,961,961.82                 37.01
----------------------------------------------------------------------------------------------
              Total:                            586     $294,373,137.37               100.00%
==============================================================================================

                                                                             31

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.313%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Remaining Terms of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                  Aggregate                     % of
                              Number Of        Stated Principal             Cut-Off Date
                               Mortgage          Balance as of             Pool Principal
Remaining Term (Months)         Loans             Cut-Off Date                 Balance
-----------------------------------------------------------------------------------------------
101 - 120                              3              $  1,807,551.88                    0.61%
161 - 180                              4                 2,124,793.13                    0.72
221 - 240                              3                 1,151,822.09                    0.39
281 - 300                              3                 1,857,305.39                    0.63
341 - 360                            573               287,431,664.88                   97.64
-----------------------------------------------------------------------------------------------
           Total:                    586              $294,373,137.37                  100.00%
===============================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                  Aggregate                    % of
                              Number Of        Stated Principal             Cut-Off Date
                              Mortgage           Balance as of             Pool Principal
     Credit Scores             Loans              Cut-Off Date                 Balance
-----------------------------------------------------------------------------------------------
801 - 850                             10              $  4,512,127.84                    1.53%
751 - 800                            251               125,590,949.71                   42.66
701 - 750                            217               110,662,299.88                   37.59
651 - 700                             91                44,715,427.21                   15.19
601 - 650                             17                 8,892,332.73                    3.02
-----------------------------------------------------------------------------------------------
           Total:                    586              $294,373,137.37                  100.00%
===============================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).








This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------
Total Outstanding Loan Balance                                           $162,415,317

Total Number of Loans                                                             338

Average Loan Principal Balance                                           $    480,519         $289,533 to $998,905

WA Gross Coupon                                                                 5.754%             5.000% to 6.375%

WA FICO                                                                           746                   628 to 826

WA Original Term (mos.)                                                           354                   120 to 360

WA Remaining Term (mos.)                                                          352                   118 to 360

WA OLTV                                                                         60.80%             11.04% to 90.00%

WA Months to First Adjustment Date                                                 83                     81 to 84

WA Gross Margin                                                                 2.250%

WA Rate Ceiling                                                                10.754%           10.000% to 11.375%

Geographic Concentration of  Mortgaged Properties (Top               CA         58.04%
5 States) based on the Aggregate Stated Principal                    VA          8.25%
Balance                                                              MD          5.41%
                                                                     MO          4.23%
                                                                     FL          3.69%




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 3 Mortgage Loans(1)

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                % of
                        Number Of        Stated Principal        Cut-Off Date
                         Mortgage         Balance as of         Pool Principal
         Occupancy        Loans           Cut-Off Date             Balance
--------------------------------------------------------------------------------
Primary                       324           $155,725,937.20             95.88%
Secondary                      11              5,547,767.62              3.42
Investor                        3              1,141,612.37              0.70
-------------------------------------------------------------------------------
           Total:             338           $162,415,317.19            100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                % of
                       Number Of         Stated Principal         Cut-Off Date
                        Mortgage         Balance as of          Pool Principal
       Property Type     Loans            Cut-Off Date              Balance
--------------------------------------------------------------------------------
Single Family                 237           $114,724,428.15              70.64%
PUD Detached                   78             36,903,427.34              22.72
Condominium                    17              7,896,318.90               4.86
2-Family                        3              1,726,899.25               1.06
PUD Attached                    3              1,164,243.55               0.72
--------------------------------------------------------------------------------
           Total:             338           $162,415,317.19             100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                       Number Of         Stated Principal         Cut-Off Date
                        Mortgage          Balance as of         Pool Principal
          Purpose        Loans             Cut-Off Date             Balance
--------------------------------------------------------------------------------
Rate/Term Refinance           222           $106,953,863.79              65.85%
Cash-out Refinance             68             31,700,561.90              19.52
Purchase                       48             23,760,891.50              14.63
--------------------------------------------------------------------------------
           Total:             338           $162,415,317.19             100.00%
================================================================================











This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------
                                                       Aggregate               % of
                                       Number Of    Stated Principal        Cut-Off Date
                                       Mortgage       Balance as of        Pool Principal
         Geographic Area                Loans         Cut-Off Date            Balance
-----------------------------------------------------------------------------------------------
California                                     190       $ 94,262,764.60           58.04%
Virginia                                        29         13,400,300.42            8.25
Maryland                                        19          8,792,367.90            5.41
Missouri                                        15          6,871,735.81            4.23
Florida                                         14          5,986,156.80            3.69
District of Columbia                             8          3,747,669.24            2.31
North Carolina                                   9          3,624,051.47            2.23
Georgia                                          6          3,269,003.77            2.01
Washington                                       7          2,983,873.00            1.84
Arizona                                          5          2,448,039.11            1.51
Nevada                                           3          2,229,548.93            1.37
Illinois                                         4          2,163,089.95            1.33
South Carolina                                   5          2,130,502.99            1.31
Texas                                            4          2,033,952.96            1.25
Tennessee                                        4          1,495,442.09            0.92
Massachusetts                                    4          1,461,270.86            0.90
Oregon                                           3          1,219,298.42            0.75
Kansas                                           2            972,182.76            0.60
Delaware                                         1            699,269.15            0.43
Ohio                                             1            589,820.36            0.36
Utah                                             1            480,000.00            0.30
Pennsylvania                                     1            462,981.91            0.29
Colorado                                         1            376,514.79            0.23
Oklahoma                                         1            362,203.52            0.22
New Jersey                                       1            353,276.38            0.22
-----------------------------------------------------------------------------------------------
             Total:                            338       $162,415,317.19          100.00%
===============================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.31% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

------------------------------------------------------------------------------------
                                                    Aggregate             % of
                                    Number Of    Stated Principal     Cut-Off Date
Current Mortgage Loan Principal      Mortgage      Balance as of      Pool Principal
Balances ($)                          Loans        Cut-Off Date          Balance
------------------------------------------------------------------------------------
250,000.01 - 300,000.00                     1     $    289,533.33              0.18%
300,000.01 - 350,000.00                    49       16,650,063.89             10.25
350,000.01 - 400,000.00                    80       30,143,182.39             18.56
400,000.01 - 450,000.00                    47       19,992,099.62             12.31
450,000.01 - 500,000.00                    48       22,847,149.27             14.07
500,000.01 - 550,000.00                    34       17,885,045.86             11.01
550,000.01 - 600,000.00                    20       11,495,572.45              7.08
600,000.01 - 650,000.00                    16        9,932,335.38              6.12
650,000.01 - 700,000.00                    14        9,594,399.81              5.91
700,000.01 - 750,000.00                    12        8,792,793.68              5.41
750,000.01 - 800,000.00                     5        3,842,757.20              2.37
800,000.01 - 850,000.00                     3        2,465,887.44              1.52
850,000.01 - 900,000.00                     3        2,618,237.82              1.61
900,000.01 - 950,000.00                     1          937,002.18              0.58
950,000.01 - 1,000,000.00                   5        4,929,256.87              3.03
------------------------------------------------------------------------------------
              Total:                      338     $162,415,317.19            100.00%
====================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $480,519.






This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

-----------------------------------------------------------------------------------------------------
                                                                Aggregate                % of
                                         Number Of          Stated Principal         Cut-Off Date
                                          Mortgage            Balance as of         Pool Principal
Original Loan-To-Value Ratios (%)           Loans             Cut-Off Date              Balance
-----------------------------------------------------------------------------------------------------
10.01 - 15.00                                         3         $  1,665,184.46                 1.03%
20.01 - 25.00                                         6            2,574,041.66                 1.58
25.01 - 30.00                                         2              766,559.54                 0.47
30.01 - 35.00                                         7            3,800,807.44                 2.34
35.01 - 40.00                                        15            9,429,846.84                 5.81
40.01 - 45.00                                        21           10,773,645.49                 6.63
45.01 - 50.00                                        26           12,162,887.75                 7.49
50.01 - 55.00                                        38           17,815,806.08                10.97
55.01 - 60.00                                        30           13,587,481.94                 8.37
60.01 - 65.00                                        32           14,538,674.32                 8.95
65.01 - 70.00                                        43           20,196,346.81                12.44
70.01 - 75.00                                        37           19,414,602.35                11.95
75.01 - 80.00                                        75           34,349,166.96                21.15
85.01 - 90.00                                         3            1,340,265.55                 0.83
-----------------------------------------------------------------------------------------------------
              Total:                                338         $162,415,317.19               100.00%
=====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 60.80%.

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------
                                                      Aggregate              % of
                                   Number Of      Stated Principal       Cut-Off Date
                                    Mortgage        Balance as of       Pool Principal
Mortgage Interest Rates (%)          Loans          Cut-Off Date            Balance
----------------------------------------------------------------------------------------
4.751 - 5.000                                 3       $  1,206,600.53              0.74%
5.001 - 5.250                                14          6,412,989.45              3.95
5.251 - 5.500                                57         28,563,644.12             17.59
5.501 - 5.750                               102         48,060,110.02             29.59
5.751 - 6.000                               140         68,065,147.51             41.91
6.001 - 6.250                                21          9,555,850.82              5.88
6.251 - 6.500                                 1            550,974.74              0.34
----------------------------------------------------------------------------------------
            Total:                          338       $162,415,317.19            100.00%
========================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.754%.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------------------
                                                    Aggregate                % of
                                  Number Of      Stated Principal        Cut-Off Date
                                  Mortgage         Balance as of        Pool Principal
        Gross Margins (%)           Loans          Cut-Off Date             Balance
------------------------------------------------------------------------------------------
2.250%                                      338       $162,415,317.19             100.00%
------------------------------------------------------------------------------------------
            Total:                          338       $162,415,317.19             100.00%
==========================================================================================

                 Rate Ceilings of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------
                                                        Aggregate                % of
                                       Number Of    Stated Principal         Cut-Off Date
          Maximum Lifetime              Mortgage      Balance as of          Pool Principal
    Mortgage Interest Rates (%)           Loans        Cut-Off Date            Balance
----------------------------------------------------------------------------------------------
9.751 - 10.000                                    3       $  1,206,600.53              0.74%
10.001 - 10.250                                  14          6,412,989.45              3.95
10.251 - 10.500                                  57         28,563,644.12             17.59
10.501 - 10.750                                 102         48,060,110.02             29.59
10.751 - 11.000                                 140         68,065,147.51             41.91
11.001 - 11.250                                  21          9,555,850.82              5.88
11.251 - 11.500                                   1            550,974.74              0.34
----------------------------------------------------------------------------------------------
              Total:                            338       $162,415,317.19            100.00%
==============================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.754%.





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

             Next Adjustment Date of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate               % of
                           Number Of     Stated Principal       Cut-Off Date
                            Mortgage      Balance as of        Pool Principal
   Next Adjustment Date      Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
September 1, 2009                   29        12,615,489.59               7.77%
October 1, 2009                    126        59,138,447.78              36.41
November 1, 2009                   156      $ 77,231,852.82              47.55
December 1, 2009                    27        13,429,527.00               8.27
--------------------------------------------------------------------------------
              Total:               338      $162,415,317.19             100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to the Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                Remaining Terms of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate              % of
                           Number Of     Stated Principal       Cut-Off Date
                            Mortgage      Balance as of        Pool Principal
Remaining Term (Months)      Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
101 - 120                            2      $  1,383,154.70               0.85%
161 - 180                            7         3,015,170.30               1.86
221 - 240                            1           383,503.02               0.24
281 - 300                            3         1,439,104.00               0.89
341 - 360                          325       156,194,385.17              96.17
--------------------------------------------------------------------------------
              Total:               338      $162,415,317.19             100.00%
================================================================================

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate              % of
                           Number Of     Stated Principal       Cut-Off Date
                            Mortgage      Balance as of        Pool Principal
      Credit Scores          Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
801 - 850                           19      $  9,022,856.64               5.56%
751 - 800                          165        77,119,341.89              47.48
701 - 750                          107        54,646,459.54              33.65
651 - 700                           38        17,396,089.82              10.71
601 - 650                            9         4,230,569.30               2.60
--------------------------------------------------------------------------------
              Total:               338      $162,415,317.19             100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).








This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).